VENCORE SOLUTIONS LLC
4500 SW Kruse Way, Suite 350 ◊ Lake Oswego, OR 97035
503.699.4997 ◊ FAX: 503.675.3137

MASTER LEASE AGREEMENT
NUMBER 5209

LESSEE NAME AND ADDRESS             LESSOR NAME AND ADDRESS

ISORAY MEDICAL, INC., A DELAWARE CORPORATION   VENCORE SOLUTIONS LLC
350 HILLS STREET           4500 SW KRUSE WAY
SUITE 106                   SUITE 350
RICHLAND, WA 99354              LAKE OSWEGO, OR 97035

THIS AGREEMENT HAS BEEN MODIFIED AT THE REQUEST OF LESSEE.

Terms and Conditions

1.  LEASE LINES AND LEASES.

a.)
Lease Lines. LESSOR and LESSEE hereby agree that LESSOR will acquire and lease to LESSEE, EQUIPMENT with an aggregate value of up to the amount specified under “Approved Amount of Lease Line” on the Lease Line Schedule attached as Exhibit A-1 to this Master Lease Agreement (such commitment is referred to as a “LEASE LINE”). From time to time, LESSOR and LESSEE may (but are under no obligation to) agree to establish one or more additional LEASE LINES pursuant to which LESSOR agrees to acquire and lease to LESSEE, EQUIPMENT with an aggregate value of up to the amount specified for each such LEASE LINE. For each LEASE LINE agreed by the parties, LESSOR and LESSEE will execute an additional Exhibit A to this Master Lease Agreement, and each such Exhibit A will be numbered sequentially (i.e., designated as Exhibit A-2, Exhibit A-3, etc.) and will incorporate the terms of this Master Lease Agreement. No LEASE LINE shall be established, and LESSOR shall have no liability or obligation under any LEASE LINE, unless and until the appropriate Exhibit A is executed by both LESSOR AND LESSEE.

b.)
Leases. LESSOR and LESSEE agree that the terms of this Master Lease Agreement shall apply to and be incorporated by reference in one or more Lease Schedules, each of which reference(s) the Master Lease Agreement Number indicated above. The word “LEASE” shall mean any one of the Individual Lease Schedules executed hereunder, each of which shall incorporate the terms and conditions of this Master Lease Agreement (including the terms specified on the applicable Exhibit A hereto, as determined below) and shall be evidenced by the original Lease Schedule and an attached copy of this Master Lease Agreement. The word “LEASES” shall mean all of the individual Lease Schedules executed under and incorporating the terms of this Master Lease Agreement collectively. The work “EQUIPMENT” shall mean (i) for purposes of each LEASE, the EQUIPMENT, which is the subject of such LEASE, as defined and described in the applicable Lease Schedule, and/or (ii) all of the EQUIPMENT subject to all of the LEASES, collectively, in each case as the context may require. Each Lease Schedule will include an EQUIPMENT description, the EQUIPMENT location, the minimum lease term and payment and security deposit information. Each LEASE shall be enforceable upon execution by LESSEE and subsequent counter-signature by LESSOR indicating acceptance. By entering into each Lease Schedule, LESSOR and LESSEE agree that (i) the transaction effected by the Lease Schedule constitutes a lease funding by LESSOR under the LEASE LINE then in effect, (ii) LESSOR’s remaining funding obligations under the applicable LEASE LINE shall be reduced accordingly, and (iii) the initial lease period, the initial rent payment amount, the documentation fees, the security deposit payment and release requirements, the renewal rent payment amounts applicable to the LEASE shall be determined pursuant to the applicable LEASE LINE, as outlined on the Exhibit A to this Master Lease Agreement which specifies a “Date of Lease Line Approval” occurring on or before the date of the Lease Schedule and a “Funding Expiration Date” occurring after the date of acceptance of the Lease Schedule by LESSOR, and shall be set forth with specificity on the applicable Lease Schedule.

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Master Lease Agreement
                                                     Page 1 of 7

Confidential                                                                                        X /s/ (REG)

2. RENTAL PAYMENTS. Unless otherwise agreed in writing, each regular periodic payment of rent due during the term of each LEASE shall be due on either the tenth (10th) day of the month or the twenty-fifth(25th) day of the month (the “billing date”). The first billing date under each LEASE where LESSEE’s acceptance occurred after the twentieth (20th) day of the month and prior to the sixth (6th) day of the following month shall be the tenth (10th) day of the month immediately following LESSEE’s acceptance of the EQUIPMENT, of, if LESSEE’s acceptance occurs after the fifth (5th) day of a month and prior to the twenty-first (21st) day of the month, then the first billing date shall be the twenty-fifth (25th) day of the month that LESSEE completed its acceptance of the EQUIPMENT. On the date of acceptance of EQUIPMENT by LESSEE, LESSEE shall pay to LESSOR pro rated rent, together with applicable taxes, from the date of acceptance of the EQUIPMENT until the first billing date as interim rent. In addition, LESSEE shall pay to LESSOR, on demand by LESSOR, an amount equal to one thirtieth (1/30) of the proportional monthly rental payment per day for any amount funded by LESSOR prior to acceptance of the EQUIPMENT by LESSEE as additional interim rent. LESSEE agrees to pay rent for the minimum term specified on the Lease Schedule, commencing on the first billing date and continuing until the EQUIPMENT is returned to LESSOR on expiration or earlier termination of the LEASE. Each periodic rental installment shall be the sum set forth on the applicable Lease Schedule, plus any applicable sales and/or use taxes, and shall, at LESSOR’s option, include a pro rata portion of that year’s property tax. Payments shall be made by LESSEE at LESSOR’s address set forth herein or as otherwise directed by LESSOR. LESSEE shall not abate, set off, deduct any amount or reduce any payment for any reason without the prior written consent of LESSOR. Payments are delinquent if not in LESSOR’s possession by the due date.

3. COMMENCEMENT AND TERMINATION. The Lease term shall commence on acceptance of the EQUIPMENT by LESSEE. The LEASE shall terminate on the expiration of its minimum term in months as set forth in the Lease Schedule following the first billing date and the fulfillment of all obligations of LESSEE thereunder or upon notice by LESSOR in the case of LESSEE default. In the event LESSEE retains part or all of the EQUIPMENT beyond the term of the LEASE, then the terms of the LEASE shall stay in effect during such hold-over period, subject to LESSOR’s right on default to terminate the LEASE.

4. NO WARRANTIES BY LESSOR. LESSOR makes no warranty, express, implied or statutory, as to any matter whatsoever, including, without limitation, the condition of the EQUIPMENT, its merchantability or its fitness for any particular purpose, and as to LESSOR, LESSEE leases the EQUIPMENT “AS IS”.

5. CHOICE OF LAW, VENUE AND JURISDICTION. The LEASE shall be deemed to have been made and shall be construed in accordance with the laws of the State of Oregon. Any and all suits or actions to enforce or for breach of the LEASE must be instituted and maintained in Multnomah County, State of Oregon, and LESSEE expressly agrees to submit to personal jurisdiction in such venue.

6. ASSIGNMENT. Without LESSOR’s prior written consent, LESSEE shall not assign, transfer, pledge, hypothecate or otherwise dispose of the LEASE, any interest therein, or sublease or loan the EQUIPMENT or permit it to be used by anyone other than LESSEE or LESSEE’s qualified employees. LESSOR may assign the LEASE and/or grant a security interest in the EQUIPMENT, in whole or in part, to one or more assignees, without notice to LESSEE. LESSOR’s assignee(s) and/or the secured party(ies) may reassign the LEASE, and/or such security interest without notice to LESSEE. Each such assignee and/or secured party shall have all rights of LESSOR under the LEASE, but no such assignee or secured party shall be bound to perform any obligation of LESSOR. LESSEE shall recognize each such assignment and shall not assert against any assignee and/or secured party any defense, counterclaim or setoff it may have against LESSOR. LESSEE acknowledges that any assignment or transfer by LESSOR shall not materially change LESSEE’s duties or obligations under the LEASE nor materially increase the burdens or risks imposed on LESSEE.

7. SELECTION AND ACCEPTANCE OF EQUIPMENT. LESSEE has selected both the EQUIPMENT and the supplier(s) from whom LESSOR is to purchase the EQUIPMENT. LESSEE shall arrange for transportation, delivery and installation of the EQUIPMENT at LESSEE’s expense. LESSEE acknowledges that it has examined the EQUIPMENT as fully as it desires. If the EQUIPMENT is not properly installed, its delivery is delayed, it does not operate as represented by the supplier(s) or it is unsatisfactory for any reason, LESSEE shall make no claim on account thereof against LESSOR. LESSEE authorizes LESSOR to insert in the LEASE or other documents the serial numbers and other identification information for the EQUIPMENT as determined by LESSOR.

8. SUPPLIER/BROKER NOT AGENT OF LESSOR. LESSEE understands and agrees that neither the supplier(s), nor any salesperson or agent of the supplier(s), is an agent of LESSOR. LESSEE further agrees that if any transaction hereunder is presented to LESSOR by a lease broker, that such broker is acting as an agent of LESSEE and is not an agent of LESSOR. No salesperson or agent of the supplier(s) or broker(s) is authorized to waive or alter any term or condition of the LEASE, and no representation as to the EQUIPMENT or any matter by the supplier(s) or broker(s) shall in any way affect LESSEE’s duty to pay rent and perform its other obligations set forth in the LEASE.

Master Lease Agreement                                                                        Page 2 of 7

Confidential                                                                                              X /s/ (REG)

9. SECURITY DEPOSIT. Security deposits received by LESSOR are to guarantee prompt and full payment of rent and the faithful and timely performance of all provisions of the LEASE by LESSEE. Security deposits secure all obligations of LESSEE to LESSOR under the LEASES or otherwise. Unless otherwise specified in the applicable Exhibit A to this Master Lease Agreement or in another instrument in writing signed by LESSOR and LESSEE, no interest will accrue on the security deposit to the account of LESSEE. If LESSEE is not in default under any agreement with LESSOR, the security deposit shall be returned to LESSEE per the terms specified in the applicable Exhibit A to this Master Lease Agreement or such other instrument in writing signed by LESSOR and LESSEE. In the event LESSEE defaults on any of its obligations to LESSOR, LESSOR shall have the right, but shall not be obligated, to apply the security deposit to cure such default, and if so applied, LESSEE shall, within ten (10) days, restore the security deposit to the full amount held by LESSOR prior to any application to cure such default.

10. CANCELLATION FOR NON-DELIVERY. If, by August 31, 2005, and providing the LEASE has been signed by LESSEE, the EQUIPMENT has not been delivered to and accepted by LESSEE and if LESSOR has accepted the LEASE by signing, LESSOR, by written notice to LESSEE, shall have the option at any time thereafter to terminate LESSOR’s obligation, if any, to lease the subject EQUIPMENT to LESSEE.

11. LEASE TERMINATION OPTIONS. Upon LEASE termination, and provided LESSEE is not in default, LESSEE will have an option to purchase all, but not less than all, of the EQUIPMENT, renew the term of the LEASE, or return all, but not less than all, of the EQUIPMENT to LESSOR, as set forth below:

a) Purchase Option. If LESSEE exercises the option to purchase, then provided no Event of Default has occurred and is then continuing, LESSEE will at the expiration of the LEASE term, renewal term or extension, as the case may be, purchase all, but not less than all, of the EQUIPMENT. The purchase price shall be the EQUIPMENT’s then fair market value (“FMV”) plus any applicable sales or other transfer tax. FMV, as applied to a purchase option, unless otherwise defined in the Exhibit A to the Master Lease Agreement, will be determined by LESSOR based on a price a willing buyer would pay and a willing seller would accept (neither buyer nor seller being compelled to act) for the EQUIPMENT as installed and in use, giving due consideration to its condition, utility, revenue-producing capability, and replacement costs.

b) Renewal. If LESSEE exercises the option to renew, then provided no Event of Default has occurred and is then continuing, LESSEE will at the expiration of the LEASE term renew the LEASE with respect to all, but not less than all, of the EQUIPMENT for a period of three (3) months. Such renewal will be upon the terms of the LEASE and the applicable Lease Schedule and the monthly rental amount will be the same as the contracted monthly payment amount on the applicable Lease Schedule.

c) Return. On the expiration of the LEASE, or earlier termination of the LEASE, or on LESSEE default if LESSOR chooses, LESSEE, at its expense, freight prepaid with full original value declared and insured, shall immediately return all, but not less than all, of the EQUIPMENT unencumbered to LESSOR in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by properly packing it for shipment and delivering it to any reasonable place designated by LESSOR. LESSEE will also pay LESSOR an amount equal to five percent (5%) of the original invoice amount of the EQUIPMENT specified in the applicable Lease Schedule as a restocking fee.

d) Extension/Automatic Renewal. In the event LESSEE has not exercised one of the three above options within five (5) days after the expiration of the LEASE, the LEASE will automatically renew and be extended for a period of six (6) months. Payments will continue to be paid in advance and the first payment due under the extension will be due no later than ten (10) days after the expiration of the LEASE.

12. OWNERSHIP. The EQUIPMENT shall at all times remain the personal property of LESSOR. LESSEE will at all times protect and defend, at its own cost and expense, the ownership of LESSOR against all claims, liens and legal processes of creditors of LESSEE and other persons, and keep the EQUIPMENT free and clear from all such claims, liens and processes. If the LEASE is deemed at any time to be one intended as security or should LESSOR agree at any time to sell the EQUIPMENT to LESSEE, LESSEE agrees that the EQUIPMENT shall secure, in addition to the indebtedness set forth in the LEASE, indebtedness at any time owing by LESSEE to LESSOR. Notwithstanding any other terms and conditions of the LEASE, in the event that the EQUIPMENT includes computer software, LESSEE agrees that LESSOR has not had, does not have, nor shall have any title to such computer software. LESSEE may have executed or may execute a separate software license agreement(s) and LESSEE agrees that LESSOR is not a party to nor responsible for any performance with regard to such license agreement(s).

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Master Lease Agreement                                                                                 Page 3 of 7

Confidential                                                                                       X /s/ (REG)

13. LOCATION AND RIGHT OF INSPECTION. The EQUIPMENT shall be kept at the location specified on the Lease Schedule or, if none is specified, at LESSEE’s address as set forth therein, and shall not be removed from there without LESSOR’s prior written consent. LESSOR shall have the right at any time during normal business hours and upon reasonable notice to inspect the EQUIPMENT and for that purpose have access to the location of the EQUIPMENT.

14. USE AND OPERATION. LESSEE shall use the EQUIPMENT in a careful manner and shall comply with all laws relating to its possession, use and maintenance. LESSEE represents that the EQUIPMENT shall be used in its business or commercial concern and that no item of EQUIPMENT will be used for personal, family or household purposes.

15.  REPAIRS AND ALTERATIONS. LESSEE shall at its own expense maintain the EQUIPMENT in good repair, appearance and functional order. LESSEE agrees to comply with all maintenance schedules and procedures recommended by the manufacturer of the EQUIPMENT and, if available, purchase or otherwise enter into and adhere to dealer maintenance contracts. LESSEE shall not make any alterations, additions or improvements to the EQUIPMENT without LESSOR’s prior written consent. All alterations, additions or improvements made to the EQUIPMENT shall belong to LESSOR.

16. LOSS AND DAMAGE. LESSEE shall bear the entire risk of loss, theft, damage or destruction of the EQUIPMENT from any cause whatsoever and, as between LESSOR and LESSEE, unless otherwise agreed between the parties, LESSEE shall bear that risk of loss during transportation and delivery, and LESSEE shall arrange and pay for transportation and delivery. No loss, theft, damage or destruction of the EQUIPMENT shall relieve LESSEE of the obligation to pay rent or to comply with any other obligation under the LEASE. In the event of damage to any item of EQUIPMENT, LESSEE shall immediately place the same in good repair at LESSEE’s expense. If either LESSOR or LESSEE determines that any of EQUIPMENT is lost, stolen, destroyed or damaged beyond repair, LESSEE shall, at LESSEE’s option: (a) replace the same with like EQUIPMENT in good repair; acceptable to LESSOR; or (b) pay LESSOR a sum equal to (i) all amounts due by LESSEE to LESSOR under the LEASE up to the date of the loss, (ii) the unpaid balance of the total rent for the remaining term under the LEASE which is attributable to said item of EQUIPMENT, and (iii) an amount equal to eighteen percent (18%) of the original cost of said item of EQUIPMENT, which the parties agree shall represent the fair market value of LESSOR’s residual interest in said item of EQUIPMENT. The amounts in (ii) and (iii) shall be discounted to present value at a discount rate of six percent (6%) per annum.

17. INSURANCE. LESSEE shall provide and maintain primary insurance against loss, theft, damage or destruction of the EQUIPMENT in an amount not less than the full replacement value of the EQUIPMENT, with loss payable to LESSOR and with zero deductible. At LESSOR’s request, LESSEE also shall provide and maintain primary comprehensive general all risk liability insurance. Such insurance shall include, but shall not be limited to, product liability coverage, insuring LESSOR and LESSEE, with a severability of interest endorsement or its equivalent, against any and all loss or liability for all damages, either to persons, property or otherwise, which might result from or happen in connection with the condition, use or operation of the EQUIPMENT, with such limits and with an insurer satisfactory to LESSOR. Each policy shall expressly provide that the insurance as to LESSOR shall not be invalidated by any act, omission or neglect of LESSEE and cannot be canceled without thirty (30) days written notice to LESSOR. As to each policy, LESSEE shall furnish to LESSOR a certificate of insurance from the insurer evidencing the insurance coverage required by this Section. If LESSEE fails to procure or maintain such insurance, LESSOR shall have the right, but not be obligated, to obtain such insurance as to LESSOR’s and/or LESSEE’s interests. In that event, LESSEE shall repay to LESSOR the cost thereof with the next payment of rent, together with late charges as set forth in Section 24. For all EQUIPMENT leased by LESSOR to LESSEE, LESSEE irrevocably appoints LESSOR as LESSEE’s attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under such insurance policy(ies). All obligations of this Section shall extend throughout the term of the LEASE and until the EQUIPMENT is returned to LESSOR.

18. LIENS AND TAXES. LESSEE shall keep the EQUIPMENT free and clear of all levies, liens and encumbrances. LESSEE shall pay LESSOR, on or before the due date, all charges and taxes, local, state or federal, which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the EQUIPMENT, excluding, however, all taxes on the LESSOR’s income. If LESSEE fails to pay said charges or taxes to LESSOR when due, LESSOR shall have the right, but shall not be obligated, to pay said charges or taxes, and add the same to the next payment of rent, together with late charges as set out in Section 24. LESSEE agrees to pay a reasonable fee to LESSOR for the processing of property tax payments.

19. INDEMNITY. LESSEE shall indemnify LESSOR against, and hold LESSOR harmless from, any and all claims, actions, proceedings, expenses, damages and liabilities, including attorney fees, arising in connection with the EQUIPMENT, including, without limitation, its manufacture, selection, purchase, delivery, possession, use, operation or return and the recovery of claims under insurance policies thereon. This indemnity provision shall survive termination, cancellation or breach of the LEASE.

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Master Lease Agreement                                                                                 Page 4 of 7

Confidential                                                                                       X /s/ (REG)

20. MISCELLANEOUS REPRESENTATION OF LESSEE. LESSEE and any guarantor of the LEASES shall provide LESSOR with such corporate resolutions, financial statements, and all other documents regarding the financial or credit condition of LESSEE or any guarantor, which LESSOR may request from time to time. LESSEE represents and warrants that all credit and financial information submitted to LESSOR in connection with the LEASES is materially true and correct in all respects. LESSEE agrees that LESSOR and/or its assigns may at any time investigate the credit-worthiness of LESSEE using all available means.

21. FINANCIAL STATEMENTS AND FIXED ASSET LISTS. So long as any monies are owed by LESSEE to LESSOR under the terms of any LEASE, and/or until all terms under each LEASE have been fulfilled, LESSEE will provide LESSOR with financial statements on a monthly basis and will provide LESSOR with fixed asset lists on a quarterly basis. LESSEE represents and warrants that all credit and financial information submitted to LESSOR in connection with the LEASE is materially true and correct in all aspects.

22. UNIFORM PERSONAL PROPERTY LEASING ACT. To the extent permitted by applicable law, and to the extent the LEASE is governed by the law of a jurisdiction which has adopted a version of the Uniform Personal Property Leasing Act (also known as “Uniform Commercial Code - Leases”), the parties hereto agree that: (1) the provisions thereof conferring remedies upon a LESSEE or imposing obligations upon a LESSOR shall not apply to the LEASE, its interpretation, or its enforcement; and (2) each LEASE is a Finance Lease as defined by Uniform Commercial Code - Section 2A - 103(g). LESSEE acknowledges that LESSEE has reviewed and approved any written Supply Contract(s) covering the EQUIPMENT purchased from the Supplier(s) for lease to LESSEE. LESSEE further acknowledges that LESSOR has informed or advised LESSEE, in writing, either previously or in the LEASE, of the following: (a) the identity of the Supplier(s); (b) that the LESSEE may have rights under the Supply Contract(s); and (c) that the LESSEE may contact the Supplier(s) for a description of any such rights LESSEE may have under the Supply Contract(s).

23. FINANCING STATEMENTS. At the request of LESSOR, LESSEE will join LESSOR in executing financing statements pursuant to the Uniform Commercial Code. For any and all EQUIPMENT leased by LESSOR to LESSEE, LESSEE hereby authorizes LESSOR or its agents or assigns to execute financing statements on LESSEE’s behalf, and to file such financing statements in all jurisdictions where such execution and filing is permitted. It is agreed that a carbon or photocopy of any financing statement may be filed in place of the original and that a copy hereof may be filed as a financing statement.

24. LATE CHARGES AND INTEREST. If LESSEE fails to pay LESSOR any amount when due or, in the case of an amount due to one other than LESSOR, if LESSOR pays an amount on LESSEE’s behalf, then LESSEE shall pay LESSOR a late charge of five percent (5%) of such amount for each calendar month or part thereof for which rent or other sum shall be delinquent or shall have been paid by LESSOR on LESSEE’s behalf. LESSEE also agrees to pay LESSOR the sum of thirty-five dollars ($35.00) for each check of LESSEE’s returned uncollectible by LESSEE’s bank. The amount of any charges assessed hereunder shall be added to and become part of the next rental payment or shall be separately invoiced, at LESSOR’s option. Interest shall accrue on any unpaid or unreimbursed amounts at the maximum rate allowable by law or eighteen percent (18%), whichever is less, from the due date until paid by LESSEE.

25. TIME IS OF THE ESSENCE. Time is of the essence of the LEASE. This provision shall not be waived by the acceptance on occasion of late or defective performance.

26. DEFAULT. LESSEE shall be in default if (a) LESSEE shall fail to pay rent or any other amount provided for under the LEASE within ten (10) days after the same becomes due and payable; or (b) LESSEE fails to observe, keep or perform any other provision of the LEASE or of any other agreement with LESSOR, and such failure shall continue for a period of ten (10) days; or (c) LESSEE shall abandon the EQUIPMENT; or (d) except as inconsistent with Federal Bankruptcy Law, any proceeding in bankruptcy, receivership or insolvency shall be commenced against LESSEE or its property or any guarantor or such guarantor’s property, LESSEE or any guarantor files voluntarily for bankruptcy or reorganization, or LESSEE or any guarantor makes an assignment for the benefit of its creditors; or (e) LESSEE or any guarantor makes any material misrepresentation or materially false statement as to its credit or financial standing in connection with the execution or the further performance of the LEASE; or (f) any attachment or execution be levied on any of LESSEE’s property; or (g) LESSEE permits any other entity or person to use the EQUIPMENT without the prior written consent of LESSOR; or (h) in the business and affairs of LESSEE or any guarantor there occurs a material change which shall impair the security of the EQUIPMENT or increase LESSOR’s credit risk involved in the LEASE; or (i) LESSEE moves any EQUIPMENT under LEASE to any location outside of the United States and/or moves any EQUIPMENT under LEASE to any other location not previously authorized in writing by LESSOR.

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Master Lease Agreement                                                                                 Page 5 of 7

Confidential                                                                                        X /s/ (REG)

27.  REMEDIES. In the event of LESSEE default, LESSOR shall have the right and option, but shall not be obligated, to exercise any one or more of the following remedies, which remedies or any of them may be exercised by LESSOR without notice to LESSEE and without any election of remedies by LESSOR and, if the obligations of LESSEE are guaranteed by a guarantor or guarantors, LESSOR shall not be obligated to proceed against any such guarantor or guarantors before resorting to its remedies against LESSEE under the LEASE: (a) to the extent permitted under applicable law, LESSOR and/or its agents may, without notice or legal process, enter onto any premises of or under control of LESSEE or any agent of LESSEE where the EQUIPMENT may be or is believed to be located and repossess the EQUIPMENT, disconnecting and separating all thereof from any other property, using all means necessary or permitted by law, LESSEE hereby expressly waiving any right of action of any kind whatsoever against LESSOR arising out of such access to or removal, repossession or retention of the EQUIPMENT; (b) LESSOR may declare all sums due and to become due under the LEASE immediately due and payable and institute litigation to collect the same; (c) LESSOR may institute litigation to collect all rents and other amounts due as of the date of such default together with any sums that may accrue up to the date of trial; (d) LESSOR may institute litigation to specifically enforce the terms of the LEASE; (e) LESSOR may terminate the LEASE; (f) LESSOR may require LESSEE to return the EQUIPMENT pursuant to Section 11; and/or (g) LESSOR may pursue any other remedy now, or hereafter, existing in law or equity. However, damages for any future rentals and/or LESSOR’s residual value in the EQUIPMENT shall be discounted to present value at a discount rate equal to six percent (6%) per annum. In the event of any default by LESSEE under the LEASE, LESSOR may at its sole discretion, although it shall not be obligated to do so, sell the EQUIPMENT at a private or public, cash or credit sale, or may re-let the EQUIPMENT for a term and a rental which may be equal to, greater than, or less than provided in the LEASE. Any proceeds of sale or any rental payments received under the new lease, less LESSOR’s expenses of taking possession, reasonable attorney fees and/or collection fees, storage and/or reconditioning costs, the costs of sale or re-letting, and less LESSOR’s FMV residual in the EQUIPMENT, shall be applied to LESSEE’s obligations under the LEASE, and LESSEE shall remain liable for the balance. LESSEE’s liability shall not be reduced by reason of any failure of LESSOR to see or re-let.

28. EXPENSES OF ENFORCEMENT, ATTORNEY FEES. In the event of any default, LESSEE shall pay LESSOR a sum equal to all expenses, including attorney fees, if any, incurred by LESSOR in connection with the enforcement of any of LESSOR’s remedies and all expenses of repossessing, storing, repairing, and selling or re-letting the EQUIPMENT together with interest on such amount at the maximum rate allowable by law or eighteen percent (18%), whichever is less, from the date such amount is paid by LESSOR. In the event litigation is instituted to enforce any of the terms of the LEASE, the prevailing party shall be entitled to recover from the other party such sum as the court may judge reasonable as attorney fees at trial and upon appeal, in addition to all other sums provided for by law.

29. SUCCESSOR INTERESTS. Subject to any prohibition against assignment contained herein, each LEASE shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. As used in each LEASE, the term “LESSOR” shall include any assignee or secured party of LESSOR where appropriate.

30.  MULTIPLE LESSEES. If more than one LESSEE is named herein, the reference to LESSEE refers to each and the liability of each shall be joint and several.

31. NOTICES. Any written notice or demand under the LEASE may be given to a party by mail at its address set forth on the LEASE Schedule or at such address as the party may provide in writing from time to time. Notice and demand so made shall be effective when deposited in the United States mail duly addressed with postage prepaid.

32. WAIVER. Failure of LESSOR at any time to require performance of any provision of the LEASE shall not limit any right of LESSOR to enforce that provision, nor shall any waiver by LESSOR of any breach of any provision be a waiver of any succeeding breach of that provision or a waiver of that provision itself or any other provision.

33. NUMBER AND CAPTIONS. As used herein, the singular shall include the plural, and the plural the singular. All captions used herein are intended solely for convenience of reference and shall in no way limit or explain any of the provisions of the LEASE.

34. DUPLICATE ENFORCEABLE AS ORIGINAL. LESSEE hereby consents to the use of each original Lease Schedule, along with a photocopy of the fully executed Master Lease Agreement, for all purposes including, but not limited to, evidence the applicable LEASE in litigation or any other judicial proceeding.

35. SEVERABILITY. If any provision of the LEASE is held invalid, such invalidity shall not affect other provisions, which can be given effect without the invalid provision.

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Master Lease Agreement                                                                           Page 6 of 7

Confidential                                                                                       X /s/ (REG)

36. ENTIRE AGREEMENT. This Master Lease Agreement and each Lease Schedule, represent the entire, final and complete agreement of the parties pertaining to the lease of the EQUIPMENT under such LEASE and supersedes or replaces all written and oral agreements heretofore made or existing by and between the parties or their representatives insofar as the lease of the EQUIPMENT is concerned, and no modification or addition to the LEASE shall be binding unless agreed by a corporate officer, against whom enforcement is sought.

PLEASE REQUEST ANY CHANGES

LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS ALL OF THE TERMS AND CONDITIONS CONTAINED IN THIS MASTER LEASE AGREEMENT AND THAT THESE TERMS AND CONDITIONS SHALL GOVERN EACH LEASE ENTERED INTO BY THE PARTIES.

LESSOR Date ______________                                 LESSEE Date X 5-7-05

VENCORE SOLUTIONS LLC                            ISORAY MEDICAL, INC.,
 A DELAWARE CORPORATION
  FULL LEGAL NAME OF LESSEE

BY: /s/ Chris Fenner                                                                   BY: X /s/ Roger Girard CEO & Chairman
                                                   Roger Girard (Title)

THIS MASTER LEASE AGREEMENT WILL NOT BIND         BY: /s/ Roger Girard CEO/Chairman
LESSOR OR BECOME EFFECTIVE UNTIL AND UNLESS      (Title)
LESSOR ACCEPTS IT BY SIGNING ABOVE.     BY: X /s/ Shari P. Girard
Witness               (Title)

  X Shari P. Girard
PRINT NAME OF WITNESS
Master Lease Agreement                                                                                 Page 7 of 7

Confidential                                                                                        X /s/ (REG)

VENCORE SOLUTIONS LLC

VENCORE SOLUTIONS LLC
4500 SW Kruse Way, Suite 350 ◊ Lake Oswego, OR 97035
503.699.4997 ◊ FAX: 503.675.3137

EXHIBIT A - 1
TO
MASTER LEASE AGREEMENT NUMBER
5209

LESSEE NAME AND ADDRESS         LESSOR NAME AND ADDRESS

ISORAY MEDICAL, INC., A DELAWARE CORPORATION     VENCORE SOLUTIONS LLC
350 HILLS STREET             4500 SW KRUSE WAY
SUITE 106                 SUITE 350
RICHLAND, WA 99354          LAKE OSWEGO, OR 97035

Date of Lease of Line Approval:	April 18, 2005

Funding Expiration Date:	July 31, 2005

Approved Amount of Lease Line:	$430,000.00

Minimum Funding Amount:	$25,000.00

Initial Monthly Rent Factor:	1.765%, payable in advance for the first 5 payments.
3.70%, payable in advance for the remaining 31 payments.

Per each 0.25% decrease or increase in the Prime Lending Rate, as published in the Wall Street Journal, the Monthly Rent Factor will decrease or increase by 0.007% respectively. At no time will the Monthly Rent Factor decrease or increase by more than 0.028% from the Initial Monthly Rent Factor. The Monthly Rent Factor for each Lease Schedule will be fixed at the time it is executed.

Prime Lending Rate:	5.75% (Effective March 31, 2005)

Initial Lease Term:	36 Months

Advance Payments:	Lessee will pay Lessor the first payment at the time each individual Lease
Schedule is executed.

Documentation Fees:	0.50% of the total equipment invoice amount included on the individual Lease
Schedule, or $250.00, whichever is greater.

Security Deposit Percentage:	15% per each individual Lease Schedule, to be paid at the time each individual Lease Schedule is executed.

Security Deposit Amount:	$64,500.00 (based on Approved Amount of Lease Line)

Security Deposit Releases:	Before releasing Security Deposits at Lease end the following three conditions must exist: 1) Lessor must be in receipt of Lessee’s financial statements (Income/Profit & Loss Statement, Balance Sheet,

Confidential                                      Page 1 of 2                                                X /s/ (REG)

Cash Flow Statement and Fixed Asset List) that are no more than 30 days old; 2) Lessee must demonstrate that they have cash reserves to service their debt for at least the subsequent six months; and 3) all payments must have been paid as agreed and all Lease Schedules must be current.

Minimum Renewal Rent Factor:  3.70% for a minimum of three months.

Eligible Equipment:    Premier Technology Hot Cell. Up to 10% of the Approved Amount of the Lease line may be compromised of Soft Costs (“SOFT”) where SOFT will include, but not be limited to, delivery costs, design and engineering costs, extended warranties, installation costs, labor, leasehold improvements, maintenance and upgrade contracts, sales tax, software, trade show booths, training, and upgrades to any equipment in which Lessor does not hold a security interest. For any given Lease Schedule, SOFT shall not exceed 10% of the scheduled amount. No equipment may be shipped to and/or located at a co-location facility or any facility other than Lessee’s principal place of business, unless the co-location facility first provides a Lessor with a waiver acknowledging Lessor’s ownership of the equipment. All equipment to be leased must be approved by Lessor.

Early Termination Option:   Lessee may terminate the Lease Schedules early providing: i) all payments on all Lease Schedules are current at the time a Lease Schedule is terminated early, or ii) all Lease Schedules are terminated early and at the same time. Upon early termination, Lessee will be required to pay: i) all amounts due by Lessee to Lessor under the Lease up to the date of the early termination, ii) the unpaid balance of the total rent for the remaining term discounted to present value at a discount rate of six percent (6%) per annum. Upon Early Termination, Lessee will be subject to the Lease Termination Options from Paragraph 11 found in the Master Lease Agreement. The FMV shall not exceed 15% of the original Lease Amount. Lessee shall be responsible for any and all taxes which are due at the termination of each Lease Schedule.

End of Lease Options:   Fair Market Value (“FMV”) shall not exceed 15% of the Equipment cost on each individual Lease Schedule.

Condition Precedent to Funding:  Prior to funding any Lease Schedules or issuing any Purchase Orders, Lessee must issue to Lessor a Warrant to Purchase Shares of Common Stock equivalent to 6,757 Shares of Common Stock at $3.50 per Share with an expiration date of four (4) years from its Date of Issuance in a form acceptable to Lessor.

The terms and information set forth above are a part of the Master Lease Agreement Number 5209, entered into by and between VenCore Solutions LLC (“Lessor”) and the Lessee set forth above.

The undersigned representative of Lessee affirms that he or she has read and understands this Exhibit A - 1 to Master Lease Agreement Number 5209 and is duly authorized to execute this Exhibit A - 1 on behalf of the Lessee, and that, if Lessee is a corporation, this Exhibit A - 1 is entered into with consent of Lessee’s Board of Directors and stockholders, if so required.

LESSOR:                LESSEE:

VENCORE SOLUTIONS LLC          ISORAY MEDICAL, INC.,
            A DELAWARE CORPORATION

By: /s/ Chris Fenner                                                                  By: X /s/ Roger Girard

Name: Chris Fenner                                  Name: ROGER GIRARD

Title: Managing Director                                                         Title: CEO & CHAIRMAN

Date: _______________________________   Date: X 5-7-05

Confidential                                 Page 2 of 2                                                    X /s/ (REG)

VENCORE SOLUTIONS LLC

VENCORE SOLUTIONS LLC
4500 SW Kruse Way, Suite 350 ◊ Lake Oswego, OR 97035
503.699.4997 ◊ FAX: 503.675.3137

EXHIBIT B
TO
MASTER LEASE AGREEMENT NUMBER
5209

LESSEE NAME AND ADDRESS LESSOR NAME AND ADDRESS

ISORAY MEDICAL, INC., A DELAWARE CORPORATION	VENCORE SOLUTIONS LLC
350 HILLS STREET	4500 SW KRUSE WAY
SUITE 106	SUITE 350
RICHLAND, WA 99354	LAKE OSWEGO, OR 97035

The undersigned acknowledges that it is the Lessee pursuant to the above-referenced Lease and has read the terms thereof, and specifically fully understands Section 7 - SELECTION AND ACCEPTANCE OF EQUIPMENT, Section 15 - REPAIRS AND ALTERATIONS and Section 16 - LOSS AND DAMAGE.

The undersigned further acknowledges and expressly understands that Lessor, VENCORE SOLUTIONS LLC (hereinafter “VENCORE”), is in no way responsible for the availability, delivery, installation, service, maintenance or repair of any of the equipment described in the Lease. The undersigned agrees that failure of the supplier or the installer of said equipment to deliver or install it, or failure of the equipment to perform properly or failure of the supplier and/or installer of said equipment to render service and/or make necessary repairs shall not be deemed grounds for nonpayment of any rental payments, nor for non-performance of any term and/or condition of the Lease whatsoever.

The undersigned further acknowledges and it is expressly understood that any agreement for the availability, installation, service, maintenance or repair of said equipment is strictly between the supplier and the undersigned and that VENCORE shall be held harmless by the undersigned for any loss whatsoever which may be occasioned by any problem with the availability, installation, service, maintenance or repair of said equipment or from any claim of any nature made by the undersigned or any other party.

The undersigned agrees that even though the equipment included in the Lease has not been either delivered nor installed, the undersigned shall begin and continue to make payments required by the terms of the Lease as if the equipment had been delivered and installed on the date thereof. The undersigned further acknowledges that VENCORE has made no representations nor warranties regarding when, if ever, said equipment is to be delivered or installed.

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THE ABOVE HAS BEEN READ AND THAT A COMPLETED, LEGIBLE COPY OF THE SAME HAS BEEN RECEIVED.

LESSEE:	LESSOR:
ISORAY MEDICAL, INC.,	VENCORE SOLUTIONS LLC
A DELAWARE CORPORATION
By: X /s/ Roger Girard	By: /s/ Chris Fenner
Roger Girard

Title: CEO & CHAIRMAN	Title: Managing Director

Date x 5-7-05	Date: ______________

SECURITY AGREEMENT

It is hereby agreed this X 7 day of X May 20X05, by and between IsoRay, Inc., a Delaware Corporation of 350 Hills Street, Suite 106, Richland, WA 99354 (“Debtor”) and VENCORE SOLUTIONS LLC of 4500 SW Kruse Way, Suite 350, Lake Oswego, OR 97035 (“Secured Party”):

1. To secure the payment, with interest thereon, and the performance and fulfillment of all Obligations (as hereinafter defined) of Debtor to Secured Party, Debtor hereby grants a Secured Party a security interest in all equipment of every kind and nature, together with all contents, attachments, proceeds, products and replacements thereof and substitutions and accessions thereto (hereinafter collectively called “Property”), wherever located, now or hereafter belonging to Debtor. Specifically excluded from this Security Agreement will be any equipment financed or leased by another financial institution (“Creditor”) wherein a contract for the financing of such equipment exists between Creditor and Debtor and wherein Creditor has perfected Creditor’s lien interest in such equipment by the recording of a UCC Financing Statement in Debtor’s state of incorporation.

2. The term “Obligations” as used herein shall mean and include any and all contract or account payables, leases, loans, advances, payments, extensions of credit, endorsements, guaranties, benefits, and financial accommodations heretofore and hereafter made, granted, or extended by Secured Party to Debtor or which Secured Party has or will become obligated to make, grant or extend to or for the account of Debtor; any and all interest, commissions, obligations, liabilities, indebtedness, charges, and expenses heretofore and hereafter chargeable against Debtor by Secured Party or owing by Debtor to Secured Party or upon which Debtor may be or have become liable as endorser or guarantor; any and all renewals or extensions of any of the foregoing, no matter how or when arising and whether under any present or future agreement or instrument between Debtor and Secured party or otherwise, and the amount due upon any notes or other instruments or documents given to or received by Secured Party for or on account of the foregoing; and the performance and fulfillment by Debtor of all the terms, conditions, promises, covenants, provisions, and warranties contained in the Agreement and in any note, instrument, or document secured hereby and in any present or future agreement or instrument between Debtor and Secured Party.

3. Debtor covenants and warrants to Secured Party that:

a) Debtor is the lawful owner of the Property and has the sole right and lawful authority to make this Agreement; the Property and every part thereof is free and clear of all liens and encumbrances of every kind and description (except any held by Secured Party); and Debtor will warrant and defend the Property against all claims and demands of all persons. Secured Party is hereby authorized to file one or more financing statements, signed only by Secured Party, and/or a reproduction hereof as a financing statement in order to perfect its security interest.

b) Debtor will keep the Property free and clear of all attachments, levies, taxes, and lien encumbrances of every kind, nature, and description; Debtor, at its own cost and expense, will maintain and keep the Property in a good state of repair; and Debtor will not sell, assign, mortgage, lease, pledge, or otherwise dispose of the Property or any interest therein without the prior written consent of Secured Party.

c.) Debtor will insure the Property in the name of Secured Party or its assignee against loss or damage by fire and extended coverage perils, burglary and pilferage, in amounts and under policies acceptable to Secured Party, the proceeds to be payable to Secured Party or assignee. All premiums thereon shall be paid by Debtor. Debtor hereby irrevocably appoints Secured Party as Debtor’s Attorney-in-Fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts received in payment for any loss or damage under any of said insurance policies.

d) The Obligations are undertaken for commercial purposes only and the Property is in the possession of Debtor at is principal place of business, or, if not, at a location which has been agreed to by Secured Party prior to the execution hereof. Debtor will not remove the Property from said location without prior written consent of Secured Party, nor change its present business location(s) or name(s) without at least thirty days prior written notice to Secured Party. At all times, Debtor will allow Secured Party or its representatives free access to and right of inspection of the Property. At Secured Party’s request, Debtor shall furnish its current financial statements to Secured Party.

                                                                            /s/ REG
Confidential                                                                          Page 1 of 3

e) Debtor shall comply (so far as may be necessary to protect the Property and the lien of this Agreement thereon) with all of the terms and conditions of leases, mortgages, or deeds of trust covering the premises where the Property, or any portion thereof is located. Debtor shall also comply with any orders, ordinances, laws, or statutes of any city, state, or other governmental entity having jurisdiction with respect to the premises or the conduct of business thereon.

4. Debtor shall be in default upon occurrence of any of the following (hereinafter referred to as “Event of Default”):

a) Debtor shall cease doing business, shall become insolvent, or make an assignment for the benefit of creditors;

b) Bankruptcy proceedings or proceedings for arrangement or reorganization under any Bankruptcy Act or proceeding for the appointment of a receiver, trustee, liquidator, or custodian for Debtor of any of Debtor’s property shall be commenced by or against Debtor;

c) Debtor shall fail punctually and faithfully to fulfill, observe, or perform any of the Obligations; or

d) Any of the warranties, covenants, or representations made to Secured Party by Debtor are to become untrue or incorrect in any adverse respect, or if there shall be a substantial change in the management, ownership, or control of Debtor.

5. If Debtor shall be in default hereunder, Secured Party shall have the right to pursue any other remedy now, or hereafter, existing in law or equity, without prior notice or demand, and specifically may enforce any one or more of the following remedies, successively, alternately, or concurrently, without waving its right to enforce any other remedy or any Obligation according to its terms:

a) To the extent Debtor has failed to perform or fulfill an Obligation, Secured Party may perform or fulfill the same, or cause the performance of fulfillment thereof. The costs and expenses of performance or fulfillment, including reasonable attorney fees, shall be a lien on the Property, added to the amount of the Obligations, and payable on demand.

b) Secured Party may take possession of the Property wherever it may be, and enter any of the premises of Debtor with or without process of law, and search for, take possession of, remove, or keep and store the same in said premises, without liability for trespass nor charge for storage of the Property, until sold. Debtor expressly waives any right to notice or hearing in any action to recover possession of any or all of the Property.

c) Secured Party may sell the Property or any part thereof and all of Debtor’s equity of redemption therein, if any, at public or private sale, without notice or advertisement (such notice or advertisement being expressly waived by Debtor), for cash or on credit, and on such terms as Secured Party may in its sole discretion elect. The proceeds of any sale shall be applied first to pay all costs, expenses, and changes for repossessing, storing, repairing, selling and/or leasing the Property, including attorney fees, and second to the payment, partly or entirely, of the Obligations at Secured Party may in its sole discretion elect. Debtor shall remain liable to Secured Party for any deficiency.

d) Secured Party may, upon filing suit to enforce or preserve its rights under this Agreement or at any time while such suit is pending, apply for and secure the appointment of a receiver to take possession of and operate and manage Debtor’s business or the Property and the income, rents, and proceeds therefrom. The receiver may be an employee of Secured Party. Debtor hereby expressly waives the requirement that Secured Party or the receiver post bond upon the appointment of such receiver.

e) Secured Party may appropriate and apply toward the payment of the Obligations any and all balances, sums, property, credits, deposits, accounts, reserves, collections, drafts, notes, or checks in or coming into Secured Party’s possession and belonging or owing to Debtor. For such purposes, Secured Party may endorse the name of Debtor on any such instrument made payable to Debtor for deposit, discount, or collection.

6. Debtor will indemnify and save Secured Party harmless from all loss, damage, liability, and expense, including reasonable attorney fees, that Secured Party may sustain or incur to obtain or enforce payment, performance, or fulfillment of any of the Obligations; in the enforcement or foreclosure of this Agreement; or in the prosecution or defense of any action or proceeding either against Debtor or against Secured Party concerning any matter growing out of or connected with this Agreement and/or any of the Obligations or Property.

Confidential         Page 2 of 3

7. This Agreement cannot be changed or terminated orally. With respect to Secured Party, only in writing, signed by an officer of Secured Party, shall be effective to change, modify, waive, or terminate any of the Obligations, this Agreement, or any other agreement between Debtor and Secured Party. If Debtor is in default hereunder, and Secured Party fails to demand full payment, performance, or fulfillment hereunder or fails to otherwise exercise any right, privilege, remedy or option available to Secured Party, such shall not be deemed a waiver of any right of Secured Party. The acceptance by Secured Party of any payments subsequent to such default shall not be deemed a waiver of any rights of Secured Party.

8. This Agreement may be assigned by Secured Party along with any and all Obligations without notice to Debtor. Upon such assignment, Debtor agrees not to assert against any assignee any defense, set-off, recoupment, claim, counterclaim, or cross-complaint which Debtor may have against Secured Party, whether arising hereunder or otherwise. All rights, remedies, options, privileges, and elections given to Secured Party hereunder or otherwise inure to the benefit of Secured Party or any assignee, and their respective successors and assigns. Debtor may not transfer, pledge, or assign its interests and obligations hereunder without the prior written approval of Secured Party.

9. This Agreement shall not adversely affect any rights of Secured Party under any other security agreement. This Agreement shall not be construed as a waiver of any of the terms and provisions of any other agreement, guaranty, or endorsement, all of which remain and continue in full force and effect.

10. Any notices given or required hereunder shall be in writing, and shall be delivered in person or shall be mailed to a party at its last known address. Reasonable notification hereunder shall be any notification given or sent at least five (5) days prior to the event for which such notification is sent.

11. If Debtor shall be in default hereunder, Debtor shall pay Secured Party a sum equal to all expenses, including attorney fees, if any, incurred by Secured Party in connection with the enforcement of any of Secured Party’s remedies, together with all expenses of repossessing, storing, repairing and selling and/or leasing the Property. If litigation is instituted to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover such sum as the court may judge reasonable as attorney fees and costs of litigation, trial, and appeal, in addition to all other sums provided for by law.

12. It is intended that each and every provision of this Agreement be fully effective and enforceable according to its terms. If, however, any one or more provisions hereof are in conflict with any statute or law and therefore are not valid or enforceable, then each such provision shall be deemed null and void, but to the extent of such conflict only and without invalidating or affecting the remaining provisions hereof.

13. The Agreement shall be deemed to have been made and shall be construed and enforced in accordance with the laws of the State of Oregon. Any and all suits or actions for any and every breach hereof shall be instituted and maintained in Multnomah County, Oregon.

IN WITNESS WHEREOF, this Agreement has been executed effective the date first above-written.

SECURED PARTY: DEBTOR	ISORAY MEDICAL, INC.,
VENCORE SOLUTIONS LLC	A DELAWARE CORPORATION
By: /s/ Chris Fenner	By: X /s/ Roger Girard
Roger Girard

Title: Managing Director	Title: CEO & CHAIRMAN

Date:_____________________________	Date: X 5-07-05

Confidential         Page 3 of 3

VENCORE SOLUTIONS LLC
Financial Services and Emerging Growth Companies Coming Together

VENCORE SOLUTIONS LLC
4500 SW Kruse Way, Suite 350 ◊ Lake Oswego, OR 97035
503.699.4997 ◊ FAX: 503.675.3136

MASTER LEASE AGREEMENT NUMBER 5209

CONTINUING CORPORATE RESOLUTION AUTHORIZING LEASES

Resolution of the Board of Directors of IsoRay Medical, Inc., a Delaware Corporation, (the “Corporation”).

Recitals

WHEREAS, the jurisdiction of the Corporation’s incorporation empowers Corporation to lease real and personal property; and

WHEREAS, the jurisdiction of the Corporation’s incorporation expressly provides that the powers of the Corporation are to be exercised by its Board of Directors, subject to certain limitations; and

WHEREAS, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation and its shareholders to enter into a Master Lease Agreement and one or more Lease Schedules thereunder with VENCORE SOLUTIONS LLC (the “LESSOR”), whether now or hereafter, for the lease of certain personal property described in each such Lease Schedule.

Resolutions

NOW THEREFORE, IT IS RESOLVED, that the Corporation enter into the Master Lease Agreement and one or more Lease Schedules thereunder, for the lease of certain personal property described in the Lease Schedules on the terms and conditions set forth in the Master Lease Agreement and the Lease Schedules, and that the Corporation consents to the use of original Lease Schedules, along with a photocopy of the fully executed Master Lease Agreement, and photocopies of the related documents (including this Corporate Resolution Authorizing Leases), for all purposes including, but not limited to, evidence in litigation or any other judicial proceeding; and it is further

RESOLVED, that any of this Corporation’s officers, referenced below, are authorized and directed to execute and deliver the Master Lease Agreement, the Lease Schedules, and any other related documents; and it is further

RESOLVED, that any of this Corporation’s officers, referenced below, are authorized to appoint an alternative employee or agent of the Corporation, via telephonic or other communication with LESSOR, to provide verbal verification of delivery and acceptance of equipment under the Master Lease Agreement and Lease Schedules. Such appointment and subsequent verification and acceptance shall be binding upon the Corporation. In addition to these officers, X___________________, who is the X___________________ of this Corporation, is also hereby appointed to provide this verification.

I certify that the persons whose names, titles and signatures appear below are duly elected (or appointed), qualified and acting officer(s), employee(s) or agent(s) of the Corporation and hold on the date of this certificate the office or position set forth, opposite their respective names, and the signatures appearing opposite their respective names are the genuine signatures of such officer(s), employee(s), or agent(s).

NAME	TITLE OR POSITION	SIGNATURE

ROGER GIRARD	CEO & CHAIRMAN	X /s/ Roger Girard

CERTIFICATE

I, David J. Swanberg certify:

That I am the duly elected and acting Secretary of IsoRay Medical, Inc., a Delaware Corporation;

That the foregoing Corporate Resolution Authorizing Leases was duly adopted by the Board of Directors in conformity with the Articles of Incorporation and Bylaws of the Corporation; and

That the resolution has been neither modified nor rescinded and is, as of the date of this Certificate, in full force and effect, and will remain in full force and effect until such time as the Board of Directors terminates the resolution and notifies LESSOR of such termination in writing. Such termination shall not affect the Master Lease Agreement and Lease Schedules executed prior to LESSOR’s receipt of the notice of termination.

IN WITNESS WHEREOF, I set my hand this X 7 day of X May X, 2005.

X /s/ David J. Swanberg
Corporate Secretary
David J. Swanberg

Confidential         Page 1 of 1

VENCORE SOLUTIONS LLC
Financial Services and Emerging Growth Companies Coming Together
PLEASE PROVIDE INSURANCE INFORMATION
VENCORE SOLUTIONS LLC
4500 SW Kruse Way, Suite 350 ◊ Lake Oswego, OR 97035
503.699.4997 ◊ FAX: 503.675.3137

MASTER LEASE # 5209     DATE: MAY 5, 2005

Insurance Agent: x Brad Toner/Conover Insurance
Address: x 1804 W. Lewis St. P.O Box 2528
City: x Tri-Cities
State: x WA             Zip: x 99302
Phone: x 509 545 3800    Fax: x 509 545 7860
Attention: x Alenda Simonson

FROM: ISORAY MEDICAL, INC., A DELAWARE CORPORATION
350 HILLS STREET, SUITE 106
RICHLAND, WA 99354

Ins. Co.: x Esset Insurance Co.          Policy #. 3CE5574C         Expiration Date: x 11/18/05

Dear Agent:

VENCORE SOLUTIONS LLC (“Lessor”) is about to enter into a Master Lease Agreement and one or more Lease Schedules (the “Lease(s)”) with the above-referenced LESSEE for the equipment to be more fully described on the Schedule “A” to each individual Lease Schedule (the “Equipment”). The Equipment will be located at 350 Hills Street, Suite 106, Richland, WA 99354 (EQUIPMENT LOCATION) and has an original equipment cost of Four Hundred Thirty Thousand Dollars and 00/100 ($430,000.00). Pursuant to the terms of the Lease, the LESSEE is required to provide insurance coverage in relation to the Equipment and is required to provide Lessor with an insurance certificate naming Lessor and its assigns as loss payee and/or additional insured as indicated below:

Business personal property insurance is to be provided for all risks of any kind whatsoever for the full replacement value of the Equipment. Lessor and its assigns and successors as they may appear are to be named as loss payees, and the certificate should reflect such loss payees as follows: Lessor and its assigns and successors.

Liability coverage is to be provided with a combined single limit in the amount of $1,000,000.00. Lessor and its assigns and successors are to be named as additional insureds, and the certificate should reflect such additional insureds as follows: Lessor and its assigns and successors.

Please send the Certificate of Insurance with the standard (30) day notice of cancellation clause to VENCORE SOLUTIONS LLC, 4500 SW Kruse Way, Suite 350, Lake Oswego, OR 97035. Please place the above-referenced Master Lease Agreement Number on the Certificate of Insurance.

Thank you very much for your assistance.

LESSOR	LESSEE:

ISORAY MEDICAL, INC.,
VENCORE SOLUTIONS LLC	A DELAWARE CORPORATION

By:______________________________________	By: x /s/ Roger Girard
Roger Girard

Title:______________________________________	Title: x CEO & CHAIRMAN

Date:______________________________________	Date: x 05-07-05

PLEASE PLACE MASTER LEASE NUMBER ON INSURANCE POLICY

MASTER LEASE AGREEMENT NUMBER: 5209

SUBORDINATION AGREEMENT

This subordination Agreement is entered into this X_________ day of X______________, 20X____, between VENCORE SOLUTIONS LLC and its assigns, as Lessor, and IsoRay Medical, Inc., a Delaware Corporation, as Lessee, and Benton-Franklin Economic Development District, as Creditor.

WHEREAS, Lessor and Lessee intend to enter into one or more Lease Schedules to the Master Lease Agreement (the “Lease(s)”) under which Lessor will lease personal property to Lessee; and

WHEREAS, one of the conditions of Lessor’s approval and acceptance of the Lease(s) is that Lessor is taking a security interest in all Equipment and Machinery of the Lessee; and

WHEREAS, Creditor has a perfected blanket security interest in all FIXTURES, EQUIPMENT, FURNITURE, AND MACHINERY (“Equipment”); and

WHEREAS, Lessor would not enter into the Lease but for Creditor’s agreement to subordinate to Lessor Creditor’s interest in the Equipment; NOW THEREFORE,

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	Creditor agrees to subordinate its interest in the Equipment to the interest of Lessor in the Equipment.

2.
Creditor agrees that it shall take no actions against the Equipment and shall not assign or transfer its security interest in the Equipment of Lessee to any other party, until and unless all of the terms and conditions of the Lease(s), including but not limited to the payment of all lease rental payments, have been satisfied, without first obtaining the written consent of Lessor.

This Agreement shall remain in force as long as Lessee has any remaining obligations to Lessor under the Lease(s).

LESSOR: CREDITOR:

BENTON-FRANKLIN ECONOMIC DEVELOPMENT
VENCORE SOLUTIONS LLC	DISTRICT

By:_____________________________________	By: X________________________________________

Title: ___________________________________	Title: X________________________________________

Date:____________________________________	Date: X________________________________________

LESSEE:
ISORAY MEDICAL, INC.,
A DELAWARE CORPORATION
By: X /s/ Roger Girard
Roger Girard
Title: CEO & CHAIRMAN
Date: X 05-07-05

MASTER LEASE AGREEMENT NUMBER: 5209

SUBORDINATION AGREEMENT

This subordination Agreement is entered into this X 9th day of X May , 20X05, between VENCORE SOLUTIONS LLC and its assigns, as Lessor, and IsoRay Medical, Inc., a Delaware Corporation, as Lessee, and Benton-Franklin Economic Development District, as Creditor.

WHEREAS, Lessor and Lessee intend to enter into one or more Lease Schedules to the Master Lease Agreement (the “Lease(s)”) under which Lessor will lease personal property to Lessee; and

WHEREAS, one of the conditions of Lessor’s approval and acceptance of the Lease(s) is that Lessor is taking a security interest in all Equipment and Machinery of the Lessee; and

WHEREAS, Creditor has a perfected blanket security interest in all FIXTURES, EQUIPMENT, FURNITURE, AND MACHINERY (“Equipment”); and

WHEREAS, Lessor would not enter into the Lease but for Creditor’s agreement to subordinate to Lessor Creditor’s interest in the Equipment; NOW THEREFORE,

THE PARTIES HEREBY AGREE AS FOLLOWS:

2. Creditor agrees to subordinate its interest in the Equipment to the interest of Lessor in the Equipment.

3.
Creditor agrees that it shall take no actions against the Equipment and shall not assign or transfer its security interest in the Equipment of Lessee to any other party, until and unless all of the terms and conditions of the Lease(s), including but not limited to the payment of all lease rental payments, have been satisfied, without first obtaining the written consent of Lessor.

This Agreement shall remain in force as long as Lessee has any remaining obligations to Lessor under the Lease(s).

LESSOR:	CREDITOR:

BENTON-FRANKLIN ECONOMIC DEVELOPMENT
VENCORE SOLUTIONS LLC	DISTRICT

By:_____________________________________	By: X /s/ Gwen Luper

Title: ___________________________________	Title: XEXECUTIVE DIRECTOR

Date:____________________________________	Date: X5-9-05

LESSEE:

ISORAY MEDICAL, INC.,
A DELAWARE CORPORATION

By: X _________________
Roger Girard

Title: CEO & CHAIRMAN

Date: X ________________

MASTER LEASE AGREEMENT NUMBER: 5209

SUBORDINATION AGREEMENT

This subordination Agreement is entered into this X__________ day of X ___________, 20X ____, between VENCORE SOLUTIONS LLC and its assigns, as Lessor, and IsoRay Medical, Inc., a Delaware Corporation, as Lessee, and Columbia River Bank, as Creditor.

WHEREAS, Lessor and Lessee intend to enter into one or more Lease Schedules to the Master Lease Agreement (the “Lease(s)”) under which Lessor will lease personal property to Lessee; and

WHEREAS, one of the conditions of Lessor’s approval and acceptance of the Lease(s) is that Lessor is taking a security interest in all Equipment and Machinery of the Lessee; and

WHEREAS, Creditor has perfected blanket security interest in all FIXTURES, EQUIPMENT, FURNITURE, AND MACHINERY (“Equipment”); and

WHEREAS, Lessor would not enter into the Lease but for Creditor’s agreement to subordinate to Lessor Creditor’s interest in the Equipment; NOW THEREFORE,

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.
Creditor agrees to subordinate its interest in the Equipment to the interest of Lessor in the Equipment with the exception of two Unitech Myachi L W5A-JE laser welders, model numbers 8-800-01-01 and 8-802-01-01 with serial numbers of 04110099 and 04040181.

2.
Creditor agrees that it shall take no actions against the Equipment and shall not assign or transfer its security interest in the Equipment of Lessee to any other party, until and unless all of the terms and conditions of the Lease(s), including but not limited to the payment of all lease rental payments, have been satisfied, without first obtaining the written consent of Lessor.

This Agreement shall remain in force as long as Lessee has any remaining obligations to Lessor under the Lease(s).

LESSOR:	CREDITOR:
VENCORE SOLUTIONS LLC	COLUMBIA RIVER BANK
By:_____________________________________	By: X /s/
Title: ___________________________________	Title: X SUP + REGION MANAGER
Date:____________________________________	Date: X May 6, 2005

LESSEE:
ISORAY MEDICAL, INC.,
A DELAWARE CORPORATION
By: X /s/ Roger Girard
Roger Girard
Title: CEO & CHAIRMAN
Date: X 05-07-05